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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Vision Sciences, Inc.
Natick, Massachusetts

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (Nos. 33-57298, 33-80762, 333-72547, 333-48654 and 33-80764) of Vision Sciences, Inc. of our report dated May 20, 2004, relating to the consolidated financial statements, which appears in this Form 10-K.

/s/ BDO Seidman, LLP Boston, MA 02110
June 29, 2004

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM